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                                                                     Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-38865 and 333-66029) of ABIOMED, Inc. of our report dated August 27, 2002 relating to the financial statements which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2002